Commitments and contingencies (Details) - Schedule of total future minimum payments under the non-cancelable SSA - Software Subscription Services Agreement [Member] $ in Thousands	Dec. 31, 2020 USD ($)
Commitments and contingencies (Details) - Schedule of total future minimum payments under the non-cancelable SSA [Line Items]
2021	$ 505
2022	369
2023	324
2024	81
Total	$ 1,279